PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:

	December 31,
	2024	2023
Monitoring Devices	$102,005	$102,005
Machinery, Leasehold improvements and other equipment	1,383,380	1,338,433
Total Property and Equipment	1,485,385	1,440,438
Less: Accumulated depreciation	(608,703)	(466,232)
Property and equipment, net	$876,682	$974,206